Exhibit 10.1

AMENDMENT #1 TO OPTION AGREEMENT

This Amendment No. 1 (the “Amendment #1) to the Option Agreement, effective August 25th, 2014 between Colorado School of Mines (“CSM”) and RMR IP Inc. (“COMPANY”) (“AGREEMENT”) amends the AGREEMENT and shall be effective as of May 25th, 2015. Capitalized terms used but not defined herein shall have the meaning given to them in the AGREEMENT.

WHEREAS COMPANY and CSM have entered into the AGREEMENT as set forth herein; and

WHEREAS the AGREEMENT states that CSM and the COMPANY shall have a period of up to two (2) months to negotiate a license

WHEREAS CSM and the COMPANY wish to extend that period to four (4) months.

NOW THEREFORE, the receipt and sufficiency of which is hereby acknowledged, the parties to this Amendment No. 1 hereby agree as follows:

1.	Section 2 is hereby deleted in its entirety and replaced with the following:

EVALUATION PERIOD. COMPANY shall have a period of eleven (11) months to evaluate PATENT RIGHTS, TECHNOLOGY and their market potential for the LICENSED APPLICATION. At the end of the evaluation period, COMPANY shall report the results of the evaluation in writing to CSM.

2.	Section 3.b is hereby deleted in its entirety and replaced with the following:

b.	Option period. This exclusive option shall extend for a period of eleven (11) months from the EFFECTIVE DATE of this Agreement. Until the end of this option period, CSM shall not offer these rights to any third party. This option maybe extended for two (2) three month periods for any or all of inventions listed under PATENT RIGHTS with the agreement of both parties and a Three Thousand Dollar ($3,000) extension fee per each patent or patent application. In no case shall this agreement extend past a fifteen (15) month period.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to be executed by their duly authorized representatives.

RMR IP INC		COLORADO SCHOOL OF MINES

By:	/s/ Chad Brownstein	By:	/s/ William S. Vaughan

Title:	CEO	Title:	Director, Technology Transfer

Date:	May 25, 2015	Date:	May 25, 2015